UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2021 (October 18, 2021)

ENTERPRISE 4.0 TECHNOLOGY ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40918	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

533 Airport Blvd
Suite 400
Burlingame, CA 94010

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (619) 736-6855

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A Ordinary Share and one-half of one Redeemable Warrant	ENTFU	The Nasdaq Stock Market LLC

Class A Ordinary Shares, par value $0.0001 per share	ENTF	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	ENTFW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 21, 2021, Enterprise 4.0 Technology Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 30,000,000 units (the “Units”), including 3,900,000 Units issued pursuant to the partial exercise of the underwriters’ over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $300,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statements on Form S-1 (File No. 333-259773 and 333-260344) for the IPO, originally filed with the U.S. Securities and Exchange Commission on September 24, 2021 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated October 18, 2021, by and among the Company, Cantor Fitzgerald & Co., and Mizuho Securities USA LLC, as representatives of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated October 18, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated October 18, 2021, by and among the Company, its officers, its directors, its initial shareholders, and the Company’s sponsor, ENT4.0 Technology Sponsor LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated October 18, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated October 18, 2021, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Unit Subscription Agreement, dated October 18, 2021 (the “Sponsor Unit Subscription Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.
●	A Form of Placement Unit Subscription Agreement between the Company and the representatives of the Underwriters, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●

An Administrative Services Agreement, dated October 18, 2021, by and between the Company and First In Line Enterprises, Inc., a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

●	A Sponsor Loan Note, dated October 18, 2021 (the “Sponsor Note”), issued by the Company to the Sponsor, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Sponsor Unit Subscription Agreement and the unit subscription agreements entered into with the Underwriters, the Company completed the private sale of an aggregate of 700,000 Units (the “Private Placement Units”) to the Sponsor and the Underwriters at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $7,000,000. The Private Placement Units are identical to the Units sold in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Simultaneously with the closing of the IPO, pursuant to the Sponsor Note, the Sponsor loaned $6,220,000 to the Company at no interest. A portion of the proceeds of the Sponsor Note was deposited into the trust account and will be repaid or converted into Units (the “Sponsor Loan Units”) at a conversion price of $10.00 per Sponsor Loan Unit, at the Sponsor’s discretion and at any time until the consummation of the Company’s initial business combination. The Sponsor Loan Units would be identical to the Private Placement Units. The Sponsor Note was issued in order to ensure that the amount deposited into the trust account at the closing of the IPO is $10.20 per Class A ordinary share (each a “Public Share”) offered as part of the units sold in the IPO. If the Company does not complete an initial business combination and the Sponsor Note has not been converted into Sponsor Loan Units prior to such time, the Company will not repay the Sponsor Loan and its proceeds will be distributed to the holders of the Public Shares. The Sponsor has waived any claims against the trust account in connection with the Sponsor Note. The Sponsor shall be entitled to certain registration rights relating to the Sponsor Loan Units. The issuance of the Sponsor Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On October 20, 2021, in connection with the IPO, the Company filed its amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) with the Cayman Islands General Registry, which was effective on October 18, 2021. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $306,000,000, comprised of $294,739,214.44 of the proceeds from the IPO (which amount includes $11,280,000 of the underwriter’s deferred discount), $7,000,000 of the proceeds of the sale of the Private Placement Units and $4,260,785.56 of the proceeds from a loan by the Sponsor under the Sponsor Note, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes and winding up and dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly tendered in connection with a shareholder vote to amend the Amended and Restated Memorandum and Articles of Association to (A) modify the substance or timing of its obligation to provide holders of its Class A ordinary shares the right to have their shares redeemed in connection with the Company’s initial business combination or to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 18 months from the closing of the IPO or (B) with respect to any other provision relating to shareholders’ rights or pre-business combination activity, and (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 18 months from the closing of the IPO, subject to applicable law.

On October 19, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On October 21, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated October 18, 2021, by and among the Company and Cantor Fitzgerald & Co., and Mizuho Securities USA LLC.
3.1	Amended and Restated Memorandum and Articles of Association.
4.1	Warrant Agreement, dated October 18, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated October 18, 2021, by and among the Company, its officers, directors, and ENT4.0 Technology Sponsor LLC.
10.2	Investment Management Trust Agreement, October 18, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated October 18, 2021, by and among the Company and certain security holders.
10.4	Unit Subscription Agreement, dated October 18, 2021, by and between the Company and ENT4.0 Technology Sponsor LLC.
10.5	A Form of Unit Subscription Agreement, dated October 18, 2021, by and between the Company and the representatives of the underwriters.
10.6	Administrative Services Agreement, dated October 18, 2021, by and between the Company and First In Line Enterprises, Inc.
10.7	Sponsor Loan Note, dated October 18, 2021, issued by the Company to the Sponsor.
99.1	Press Release, dated October 19, 2021.
99.2	Press Release, dated October 21, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE 4.0 TECHNOLOGY ACQUISITON CORP.

	By:	/s/ Eric Benhamou
		Name:	Eric Benhamou
		Title:	Chief Executive Officer

Dated: October 22, 2021

4